UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21905

First Trust/Aberdeen Emerging Opportunity Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust/Aberdeen
Emerging Opportunity Fund (FEO)
Semi-Annual Report
For the Six Months Ended
June 30, 2020

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and ASII are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Letter from the Chairman and CEO
June 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”), which contains detailed information about the Fund for the six months ended June 30, 2020.
The past six months have been a whirlwind in the U.S. and abroad. While it is believed that the coronavirus (“COVID-19”) pandemic was first discovered in Wuhan, China around the close of 2019, the country that has been hit the hardest since its onset is the U.S., according to data provided by the Johns Hopkins University Coronavirus Resource Center. As of July 17, 2020, there were 13.90 million confirmed cases of COVID-19 worldwide. The U.S. accounted for 3.62 million of them, the most of any country by far. Over the same period, there were 592,806 confirmed deaths from the virus worldwide. Once again, the U.S. led all countries with 138,840 deaths. Brazil was a distant second at 76,688 deaths. Having tried a stay-at-home mandate for much of the U.S. during the initial stages of the virus, a few large states did elect to reopen sooner than others and it appears to have backfired. Three such states − Georgia, Florida and Texas – have experienced a surge in COVID-19 cases.
Having said all that, the optimist in me is just as focused on finding a remedy for COVID-19, which seems likely to come in the form of a new vaccine. There are more than 100 COVID-19 vaccines in development and at least 20 of them are expected to begin human testing this year, according to Research and Markets, a provider of market analysis and insight into 800+ industries. Due to the severity of COVID-19, some governments around the globe appear to be ready to fast track any medicines demonstrating a high degree of efficacy in clinical testing. If we do not get a vaccine in the foreseeable future, perhaps therapeutics can tide us over.
The extent of the economic fallout from COVID-19 was put into perspective on July 30, 2020, as the economy posted its second consecutive quarter of negative U.S. gross domestic product (“GDP”). Real U.S. GDP growth declined by an annualized 32.9% in the second quarter, much worse than the 5.0% annualized decline registered in the first quarter of 2020, according to data from the Bureau of Economic Analysis. The two consecutive negative quarters of GDP growth is confirmation that the U.S. economy is in a recession. A recent survey by Primerica found that 86% of middle-income U.S. households have been financially impacted by the pandemic and 51% of those polled said they are concerned they might run out of money to purchase necessities by year-end. For these and other reasons, we believe the Trump Administration and Congress are likely to appropriate additional forms of stimulus to help Americans cope with the ongoing financial burdens associated with COVID-19.
Perhaps the best word to describe the relationship between the economy and the stock market these days is disconnected. The rally in stocks does not reflect the pain in the economy. On the other hand, exceptionally low interest rates and bond yields may be inspiring investors to assume more risk to generate more return. This is the appropriate time to utter the following: Don’t fight the Federal Reserve! The rebound in the stock market from its sharp sell-off in the first quarter of 2020 has been confidence-inspiring, in my opinion. The stock market is essentially a discounting mechanism that takes forecasts and other forward-looking information into account to value companies today. It could be that investors are looking beyond 2020 results to expected 2021 results. Bloomberg’s consensus 2020 and 2021 estimated earnings growth rates for the S&P 500® Index were -21.89% and 25.53%, respectively, as of July 17, 2020. While the ride could be a bit bumpy over the next few months (think presidential election), stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
“AT A GLANCE”
As of June 30, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FEO
Common Share Price	$11.81
Common Share Net Asset Value (“NAV”)	$13.64
Premium (Discount) to NAV	(13.42)%
Net Assets Applicable to Common Shares	$68,593,997
Current Quarterly Distribution per Common Share(1)	$0.3500
Current Annualized Distribution per Common Share	$1.4000
Current Distribution Rate on Common Share Price(2)	11.85%
Current Distribution Rate on NAV(2)	10.26%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 6/30/20	1 Year Ended 6/30/20	5 Years Ended 6/30/20	10 Years Ended 6/30/20	Inception (8/28/06) to 6/30/20
Fund Performance(3)
NAV	-7.45%	-1.94%	4.45%	4.91%	6.53%
Market Value	-11.78%	-5.86%	4.15%	3.91%	5.08%
Index Performance
Blended Index(4)	-6.42%	-1.68%	3.65%	4.03%	5.54%
Bloomberg Barclays Global Emerging Markets Index	-0.85%	2.14%	4.84%	5.70%	6.21%
FTSE All World Emerging Market Index	-10.19%	-3.27%	2.93%	3.61%	4.91%

(1)	Most recent distribution paid or declared through 6/30/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 6/30/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets Diversified (32.5%); MSCI Emerging Markets Index (35.0%). The Blended Index returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 32.5%, 32.5%, and 35.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
“AT A GLANCE” (Continued)
As of June 30, 2020 (Unaudited)
Credit Quality(5)	% of Total Fixed-Income Investments
AA-	1.3%
A+	3.0
A	5.7
A-	7.6
BBB+	6.2
BBB	19.4
BBB-	3.7
BB+	6.5
BB	7.2
BB-	15.2
B+	7.7
B	9.2
B-	3.5
CCC+	0.6
CC	1.9
D	1.3
Not Rated	0.0*
Total	100.0%

*	Amount is less than 0.05%.

Top 10 Countries(6)	% of Total Investments
China	17.4%
Russia	10.8
Brazil	8.4
Mexico	6.3
India	4.9
Indonesia	4.8
South Korea	4.4
South Africa	4.2
Turkey	3.4
Poland	3.3
Total	67.9%

Top Ten Holdings	% of Total Investments
Russian Federal Bond - OFZ, 7.05%, 1/19/28	6.4%
Tencent Holdings Ltd.	3.8
Republic of Poland Government Bond, 2.50%, 7/25/27	3.3
Samsung Electronics Co., Ltd. (Preference Shares)	3.2
Taiwan Semiconductor Manufacturing Co., Ltd.	2.9
Mexican Bonos, 5.75%, 3/05/26	2.8
Peruvian Government International Bond, 6.90%, 8/12/37	2.8
Turkey Government Bond, 8.80%, 9/27/23	2.7
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/29	2.4
Indonesia Treasury Bond, 8.38%, 3/15/34	1.9
Total	32.2%
Industry Classification	% of Total Investments
Sovereigns	42.9%
Banks	6.4
Interactive Media & Services	5.5
Semiconductors & Semiconductor Equipment	4.0
Internet & Direct Marketing Retail	3.5
Technology Hardware, Storage & Peripherals	3.3
Metals & Mining	3.1
Insurance	2.8
Integrated Oils	2.5
Beverages	2.0
Real Estate Management & Development	1.5
Hotels, Restaurants & Leisure	1.4
Utilities	1.4
Oil, Gas & Consumable Fuels	1.3
Chemicals	1.2
Wireless Telecommunication Services	1.2
Thrifts & Mortgage Finance	1.1
Exploration & Production	1.0
Specialty Retail	1.0
Capital Markets	0.9
IT Services	0.9
Government Development Banks	0.8
Household Durables	0.8
Transportation Infrastructure	0.8
Power Generation	0.7
Real Estate	0.6
Life Sciences Tools & Services	0.5
Pipelines	0.5
Tobacco	0.5
Household Products	0.5
Gas Utilities	0.4
Electronic Equipment, Instruments & Components	0.4
Diversified Consumer Services	0.4
Automobiles	0.4
Construction Materials	0.4
Textiles, Apparel & Luxury Goods	0.4
Electrical Equipment	0.4
Life Insurance	0.4
Software & Services	0.4
Wireline Telecommunication Services	0.3
Industrial Other	0.3
Paper & Forest Products	0.3
Manufactured Goods	0.3
Food & Staples Retailing	0.3
Transportation & Logistics	0.2
Oil & Gas Services & Equipment	0.1
Total	100.0%

(5)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Standard Investments Inc., the sub-advisor.

Portfolio Commentary
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Portfolio Management Team
Investment decisions for the Fund are made by ASII using a team approach and not by any one individual. By making team decisions, ASII seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. ASII does not employ separate research analysts. Instead, ASII’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which ASII invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.
Equity Management Team
Devan Kaloo
Global Head of Equities
Joanne Irvine
Deputy Head, Global Emerging Markets Equity
Nick Robinson
Senior Investment Director, Global Emerging Markets Equity
Stephen Parr
Investment Director, Global Emerging Markets Equity
Fixed-Income Management Team
Brett Diment
Head of Global Emerging Market Debt
Kevin Daly
Senior Investment Manager, Emerging Market Debt
Edwin Gutierrez
Head of Emerging Market Sovereign Debt
Max Wolman
Senior Investment Manager, Emerging Market Debt

Commentary
First Trust/Aberdeen Emerging Opportunity Fund
The Fund’s investment objective is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
Fund Recap
The Fund had a net asset value (“NAV”) total return1 of -7.45% and a market value total return of -11.78% for the six-month period ended June 30, 2020 compared to the Fund’s Blended Index2 total return of -6.42% over the same period. In addition to the Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the six-month period ended June 30, 2020
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
[2]	Blended Index consists of the following: JPMorgan Emerging Markets Bond Index – Global Diversified (32.5%); JPMorgan Government Bond Index – Emerging Markets Diversified (32.5%); MSCI Emerging Markets Index (35.0%). The Blended Index returns are calculated by using the monthly return of the three indices during the period shown above. At the beginning of each month the three indices are rebalanced to a 32.5%, 32.5%, and 35.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for the period shown above, giving the performance for the Blended Index for the period shown above.

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2020 (Unaudited)
for these indexes were as follows: the Bloomberg Barclays Global Emerging Markets Index was -0.85% and the FTSE All World Emerging Market Index was -10.19%.
An important factor impacting the return of the Fund relative to its Blended Index was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Market Value total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Barclays Global Emerging Markets Index, the FTSE All World Emerging Market Index and the components of the Blended Index are not leveraged. Leverage had a negative impact on the performance of the Fund over this reporting period.
Fixed Income Commentary
Market Recap
Emerging markets (“EMs”) started 2020 in similar fashion to the end of 2019, with markets rising as global economies were growing and with interest rates remaining low. Investors generally were comfortable increasing their risk position in the search for high yielding assets. However, once it became evident that the coronavirus (“COVID-19”) wasn’t going to be contained in China and would spread to the rest of the world, panic and fear gripped the market.
As EMs have unique risks relative to other markets, investors looked to reduce exposure causing severe negative returns in March 2020. Quick action by central banks from around the world, in both developed and emerging countries, along with loose fiscal policies from various governments, helped to improve the situation and the markets started to recover toward the end of March. The multilateral support from the likes of the International Monetary Fund (“IMF”) and the World Bank to the Least Developed Countries in the form of debt service relief until the end of the year, as well as the ability to access cheap funding from the IMF (in the form of the Rapid Finance Instrument and the Rapid Credit Facility), helped to combat the economic effects of COVID-19 and contain some of the market concerns.
Since the start of April, EMs have been on a steadily improving trend with the subsequent months all showing positive returns. This has resulted in the JPMorgan Emerging Markets Bond Index - Global Diversified Index being only moderately negative for the first half of the year, down -2.76%, and the JPMorgan Government Bond Index – Emerging Markets Diversified Index being down -6.89% for the same period.
Performance Analysis
For the six-month period ended June 30, 2020, the EM debt component of the Fund underperformed the benchmark due to overweight holdings in higher yielding countries such as Angola, Ecuador and Mexico, while being underweight the likes of Peru, Philippines and China, which usually outperform the market during periods of weakness.
The zero holding of Lebanese bonds was a positive for the Fund’s performance as the country defaulted on their debt in March 2020. Having no holdings in Argentinian government bonds also aided Fund performance going into the crisis as the country similarly defaulted on their bond obligations. The Fund has subsequently started buying Argentinian bonds on the expectation of a successful restructuring of the bonds. The Fund has benefited from this position as bond prices have rallied as the market’s expectation of a deal between bondholders and the government has risen.
Some of the off benchmark corporate bond holdings detracted from the Fund’s performance such as Gran Tierre, an independent oil exploration company in Colombia. However, the Fund also took the opportunity to add to some corporate bonds during the sell-off such as Sasol, a South African oil and chemicals producer which has subsequently bounced in the market rally. Unsurprisingly during the sell-off EM currencies such as the Brazilian Real, which depreciated by over 26% and the Mexican Peso, which depreciated by over 18%, weren’t spared. The small overweights to the Real and Peso hurt the Fund’s performance however the underweight to the South African Rand was a positive contributor to relative performance. The Fund’s more cautious positioning in local markets helped to limit the sell-off in the market.
Market and Fund Outlook
The financial markets have been hit hard by the spread of COVID-19 – an event that has very few historical examples in modern times. The unprecedented collapse in global activity warranted an unprecedented policy response, with most EM countries rolling out fiscal and monetary policy support, including increased healthcare spending, employment support schemes, tax relief and deferrals, loans and loan guarantees, policy rate cuts, foreign exchange interventions and liquidity provisions.

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2020 (Unaudited)
Going forward, it will be important to monitor the progress of the COVID-19 pandemic as economies begin to re-open and relax their restrictions, with clear roadmaps articulating policy responses at each stage of the crisis. A global recession, domestic containment measures, disruptions in international trade, lower commodities prices and a collapse in tourism led to recession across emerging markets, with some countries, such as Russia, Brazil, Mexico, Hungary and Turkey, particularly vulnerable due to their delayed response to the pandemic.
While we expect all countries will suffer in the near-term, we expect the scale, duration and persistence of the shock will vary depending on which countries mount the strongest public health campaigns and put in place the most effective policy responses, while also contingent upon which countries had the most serious imbalances on the eve of the crisis. This requires an even more granular approach to differentiating between countries in a stronger fundamental position and those whose existing challenges and imbalances will be exacerbated by this crisis.
Equity Commentary
Market Recap
Emerging markets equities fell in the first half of 2020. The overarching factor that drove markets over the period was the outbreak of COVID-19. The highly infectious and in some cases, deadly, disease spread rapidly across the globe, forcing governments worldwide to impose draconian lockdowns and social-distancing measures to contain its spread. These measures brought international travel to a standstill and severely hampered economic activity. Production and manufacturing indices across the world plummeted, while EM currencies slumped against the U.S. dollar. All of this caused the asset class to sell off aggressively in the first quarter of 2020. Markets subsequently rebounded in the second quarter, after initial lockdowns proved effective in stemming the outbreak in most affected areas. Despite recouping significant losses, the asset class still lagged its developed-market peers at the end of the period.
A key factor supporting the rally in EM stocks was the unprecedented support by central banks and governments worldwide. This accommodative policy backdrop, coupled with the gradual reopening of economies in the latter half of the period, allowed trade and consumer activity to restart. In turn, this inspired hope of an economic recovery. However, a resurgence of COVID-19 infections towards the end of the period stalled the market’s momentum.
In the second half of the period, geopolitical tensions also resurfaced. Renewed civil unrest in Hong Kong prompted Beijing to impose a new security law on the territory. The U.S. responded by withdrawing Hong Kong’s special trade status. Relations between the world’s two largest trading partners soured further following a new U.S. law calling for greater scrutiny of foreign companies trading there and the Pentagon’s list of 20 Chinese companies with military links that could face sanctions. China’s relations with India and Australia were also strained by border clashes in the Himalayas, and Canberra’s support for an investigation into Beijing’s alleged role in triggering the COVID-19 pandemic.
Another factor that influenced EM stocks over the period was the gyrating oil price. The COVID-19 pandemic brought a sharp fall in global demand for crude oil. This was compounded by a price war between Saudi Arabia and Russia in their bid to gain market share. Consequently, the oil price collapse contributed to a slump in the asset class earlier in the year, but prices stabilized in the second half thanks to recovering global demand, and notable supply discipline among the major oil producers following an agreement on output cuts in May.
At the company level, despite broadly decent first-quarter earnings and visible market recovery, thanks to the exceedingly supportive policy backdrop worldwide, several companies lowered or withdrew their 2020 earnings forecasts in light of the uncertain environment.
Performance Analysis
Over the six-month period ended June 30, 2020, the EM equity portion of the Fund fell by -9.68% in U.S. dollar terms, in line with the MSCI Emerging Markets Index -9.69% decline. Robust stock selection, particularly in China and Korea, mitigated the weaker allocation and currency effects.
China, which was where the COVID-19 pandemic first hit, was also the earliest to recover. Hence, our choice of holdings there contributed most to relative performance. Notably, internet giant Tencent was consistently among the top contributors over the period as technology stocks proved resilient during lockdowns. Since people were forced to focus on indoor activities, the demand for digital entertainment, including internet-based video games grew faster than expected, boosting the company’s share price. The Fund’s indirect exposure to Tencent, via Prosus and Naspers, also added to performance. In the same vein, the lack of exposure to rival Alibaba proved costly, as the company similarly did well over the reporting period.

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Semi-Annual Report
June 30, 2020 (Unaudited)
Another contributor benefiting from the loosening domestic travel restrictions after the lockdown was lifted was travel operator China Tourism Group Duty Free (formerly China International Travel Service). Additionally, the stock re-rated in June after more favorable duty-free policies were introduced in Hainan. Other holdings that boosted the Fund’s performance included biotech firm Wuxi Biologics Cayman, Inc. and high-end liquor producer Kweichow Moutai Co., Ltd., both helped by the resumption of consumer activity on the mainland. Wuxi Biologics also rose on expectations that it may secure research projects related to COVID-19 therapies, while Kweichow Moutai benefited from price hikes for its baijiu liquor. Also worth mentioning is e-commerce platform Meituan Dianping, which was introduced in February 2020. It was a significant contributor at the stock level benefiting from the recovery in consumer spending being channeled online.
Despite market volatility due to political unrest, the Fund’s off-benchmark exposure to Hong Kong proved beneficial, aided further by a resilient currency. In particular, bourse operator Hong Kong Exchanges and Clearing rallied on hopes that Chinese companies currently traded in the U.S. might re-list in Hong Kong instead, in the wake of the increased scrutiny.
In Korea, chemicals and electric-vehicle battery manufacturer LG Chem and semi-conductor producer Samsung Electronics boosted performance. LG Chem benefited as investors turned more positive about the demand for electric vehicles, while Samsung Electronics rose as memory demand held up well, and due to expectations of the company’s anticipated improvement in its shareholder-returns policy. Samsung’s defensiveness against the backdrop of the earlier market sell-off strengthened our conviction in this high-quality holding with healthy fundamentals.
Conversely, the key detractors to performance were the Fund’s exposure to Latin America, as well as the choice of holdings there, particularly in Brazil and Mexico. At the peak of the COVID-19 pandemic, as investors turned risk averse and withdrew their capital, markets that suffered substantial currency depreciation, such as those in Latin America, were affected the most. In Brazil, the fledgling economic recovery was stopped in its tracks by the global slowdown and worries that the authorities’ efforts to stem the COVID-19 outbreak were insufficient. Lender Banco Bradesco was the chief detractor, falling on concerns over a prolonged low-interest rate environment, as well as deteriorating asset quality. Also hurting performance was reinsurer IRB, due to alleged poor accounting practices and concerns over poor management integrity. We subsequently sold the stock.
Meanwhile in Mexico, the oil price war pressured the peso and damaged the country’s status as an emerging market haven. Mexican lender Banorte, similar to its Brazilian counterpart, was weighed down by fears of protracted low interest rates. In the consumer sector, restrictions on social interactions and travel hampered the share prices of holdings, such as airport operator OMA and Coca-Cola bottler and retailer FEMSA. These historically steady, high-quality names suffered as investors fretted over the pandemic’s impact on rampant unemployment, which in turn would affect consumption. On a brighter note, Mercado Libre, the leading e-commerce platform in the region, which we introduced earlier in the period, proved to be a standout performer. The stock rose steadily, thanks to solid business performance, and the positive outcomes of the pandemic-induced social-distancing measures, which accelerated the penetration of e-commerce across Latin America.
Lastly, the exposure to India also proved costly as lockdowns similarly brought economic activity to a standstill. Mortgage lender HDFC suffered as panicky investors sold off stocks in the financial sector on fears of a liquidity crunch.
Market Outlook
Emerging market equities have recouped some of their losses since the first-quarter sell-off, and several encouraging factors point towards a further rebound. These include easing lockdowns and loosening social-distancing restrictions, the re-opening of economies and highly accommodative monetary policy. However, several challenges remain, such as the risks associated with a second wave of COVID-19 infections, heightened geopolitical tensions, rising joblessness that would hinder a pick-up in consumer spending and an increased risk of bankruptcies. These will likely continue to weigh on corporate earnings, evidenced by the fact that several companies have revised downwards, or withdrawn, their forecasts for the year. As such, we are still cautious about the outlook for emerging market equities in the near term.
Nevertheless, the longer-term trends for EMs remain attractive, and historically, increasing exposure to the asset class during periods of dislocation has proven effective. As bottom-up stock pickers, we have our eye on high-quality companies with robust revenue streams and healthy balance sheets, which we expect to emerge stronger beyond the current crisis. We continue to favor names with exposure to themes that are undimmed by the COVID-19 pandemic. These include greater demand for healthcare, technological advancements, such as cloud services, and shifting consumption patterns, such as growing discretionary spending on education, online shopping and gaming. We will therefore continue to use our on-the-ground advantage to stay focused on companies with healthy fundamentals that should yield sustainable returns in the longer term.

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments
June 30, 2020 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 45.0%
	Argentina – 1.2%
955,000	Argentine Republic Government International Bond (USD)	6.88%	01/26/27	$384,626
1,075,000	Argentine Republic Government International Bond (USD)	5.88%	01/11/28	430,602
				815,228
	Armenia – 0.7%
500,000	Republic of Armenia International Bond (USD) (b)	3.95%	09/26/29	484,965
	Azerbaijan – 0.7%
490,000	Republic of Azerbaijan International Bond (USD) (c)	3.50%	09/01/32	480,099
	Brazil – 3.8%
4,000,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	861,826
7,950,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	1,755,180
				2,617,006
	Costa Rica – 0.3%
260,000	Costa Rica Government International Bond (USD) (c)	7.16%	03/12/45	218,075
	Dominican Republic – 0.9%
235,000	Dominican Republic International Bond (USD) (c)	5.50%	01/27/25	238,559
25,400,000	Dominican Republic International Bond (DOP) (c)	9.75%	06/05/26	392,022
				630,581
	Ecuador – 0.8%
750,000	Ecuador Government International Bond (USD) (b)	8.75%	06/02/23	345,750
490,000	Ecuador Government International Bond (USD) (b)	9.50%	03/27/30	210,088
				555,838
	Egypt – 1.7%
200,000	Egypt Government International Bond (USD) (b)	7.60%	03/01/29	204,390
211,000	Egypt Government International Bond (USD) (b)	7.63%	05/29/32	206,482
790,000	Egypt Government International Bond (USD) (b)	7.90%	02/21/48	733,203
				1,144,075
	El Salvador – 1.0%
350,000	El Salvador Government International Bond (USD) (c)	5.88%	01/30/25	308,875
435,000	El Salvador Government International Bond (USD) (c)	7.65%	06/15/35	379,538
				688,413
	Ghana – 0.7%
510,000	Ghana Government International Bond (USD) (b)	7.63%	05/16/29	483,582
	Indonesia – 3.3%
830,000	Indonesia Government International Bond (USD)	3.50%	01/11/28	884,822
18,800,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	1,388,581
				2,273,403
	Kenya – 1.0%
200,000	Kenya Government International Bond (USD) (c)	6.88%	06/24/24	203,735
470,000	Kenya Government International Bond (USD) (c)	7.25%	02/28/28	466,024
				669,759
	Malaysia – 1.7%
4,700,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	1,172,440

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Mexico – 3.5%
45,551,800	Mexican Bonos (MXN)	5.75%	03/05/26	$2,036,329
7,750,000	Mexican Bonos (MXN)	7.75%	05/29/31	381,372
				2,417,701
	Nigeria – 0.5%
200,000	Nigeria Government International Bond (USD) (b)	7.88%	02/16/32	189,254
200,000	Nigeria Government International Bond (USD) (b)	7.63%	11/28/47	179,234
				368,488
	Peru – 2.9%
5,900,000	Peruvian Government International Bond (PEN) (c)	6.90%	08/12/37	2,004,312
	Poland – 3.5%
8,580,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/27	2,369,246
	Qatar – 0.8%
420,000	Qatar Government International Bond (USD) (c)	4.82%	03/14/49	553,818
	Russia – 7.9%
299,901,000	Russian Federal Bond - OFZ (RUB)	7.05%	01/19/28	4,602,359
33,000,000	Russian Federal Bond - OFZ (RUB)	7.70%	03/23/33	531,202
200,000	Russian Foreign Bond - Eurobond (USD) (c)	5.88%	09/16/43	281,815
				5,415,376
	Rwanda – 0.7%
200,000	Rwanda International Government Bond (USD) (b)	6.63%	05/02/23	198,390
300,000	Rwanda International Government Bond (USD) (c)	6.63%	05/02/23	297,584
				495,974
	Saudi Arabia – 1.5%
490,000	Saudi Government International Bond (USD) (b)	4.38%	04/16/29	570,928
415,000	Saudi Government International Bond (USD) (b)	3.25%	10/22/30	446,254
				1,017,182
	South Africa – 2.0%
20,700,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	1,361,589
	Turkey – 2.9%
13,950,000	Turkey Government Bond (TRY)	8.80%	09/27/23	1,980,499
	Ukraine – 1.0%
440,000	Ukraine Government International Bond (EUR) (b)	6.75%	06/20/26	503,854
188,000	Ukraine Government International Bond (USD) (b) (d)	(e)	05/31/40	174,554
				678,408
	Total Foreign Sovereign Bonds and Notes			30,896,057
	(Cost $32,327,575)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) – 16.1%
	Bahrain – 0.4%
250,000	Oil and Gas Holding (The) Co. BSCC (USD) (c)	7.63%	11/07/24	271,537
	Barbados – 0.4%
250,000	Sagicor Finance 2015 Ltd. (USD) (b)	8.88%	08/11/22	255,625
	Brazil – 1.7%
280,000	CSN Resources S.A. (USD) (b)	7.63%	02/13/23	261,450
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	Brazil (Continued)
330,000	GTL Trade Finance, Inc. (USD) (c)	7.25%	04/16/44	$396,180
350,000	OAS Finance Ltd. (USD) (d) (g) (h) (i)	8.88%	(j)	2,625
200,000	OAS Investments GmbH (USD) (g) (h) (i)	8.25%	10/19/19	1,500
90,007	Odebrecht Drilling Norbe VIII/IX Ltd. (USD) (c)	6.35%	12/01/21	77,182
408,000	Petrobras Global Finance BV (USD) (b)	5.09%	01/15/30	407,184
				1,146,121
	China – 0.6%
200,000	Shimao Property Holdings Ltd. (USD) (c)	5.60%	07/15/26	210,875
200,000	Zhenro Properties Group Ltd. (USD) (c)	9.15%	05/06/23	203,237
				414,112
	Democratic Republic of Congo – 0.3%
200,000	HTA Group Ltd. (USD) (b)	7.00%	12/18/25	202,991
	Dominican Republic – 1.1%
720,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad Itabo (USD) (b)	7.95%	05/11/26	730,800
	Ecuador – 0.2%
200,000	International Airport Finance S.A. (USD) (b)	12.00%	03/15/33	161,212
	Georgia – 0.8%
200,000	Bank of Georgia JSC (USD) (b)	6.00%	07/26/23	199,277
350,000	Georgian Oil and Gas Corp. JSC (USD) (b)	6.75%	04/26/21	357,700
				556,977
	Guatemala – 0.3%
200,000	Comunicaciones Celulares S.A. Via Comcel Trust (USD) (b)	6.88%	02/06/24	205,055
	Honduras – 0.4%
280,000	Inversiones Atlantida S.A. (USD) (b)	8.25%	07/28/22	275,803
	India – 0.4%
250,000	Adani Green Energy UP Ltd. / Prayatna Developers Pvt. Ltd. / Parampujya Solar Energy (USD) (b)	6.25%	12/10/24	261,938
	Indonesia – 0.3%
200,000	Medco Platinum Road Pte Ltd. (USD) (b)	6.75%	01/30/25	188,633
	Kazakhstan – 0.7%
480,000	KazMunayGas National Co. JSC (USD) (c)	4.75%	04/19/27	521,952
	Mexico – 1.7%
270,000	BBVA Bancomer S.A. (USD) (c) (d)	5.13%	01/18/33	252,138
240,000	Petroleos Mexicanos (USD)	4.88%	01/18/24	231,275
4,800,000	Petroleos Mexicanos (MXN) (c)	7.19%	09/12/24	177,921
280,000	Petroleos Mexicanos (USD) (b)	7.69%	01/23/50	234,207
270,000	Sixsigma Networks Mexico SA de CV (USD) (b)	7.50%	05/02/25	254,841
				1,150,382
	Nigeria – 1.1%
230,000	IHS Netherlands Holdco BV (USD) (b)	8.00%	09/18/27	234,025
290,000	SEPLAT Petroleum Development Co., PLC (USD) (b)	9.25%	04/01/23	292,030
270,000	United Bank for Africa PLC (USD) (b)	7.75%	06/08/22	270,635
				796,690

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	Oman – 0.5%
325,000	Oztel Holdings SPC Ltd. (USD) (b)	6.63%	04/24/28	$322,563
	Russia – 1.3%
394,000	Evraz Group S.A. (USD) (b)	5.38%	03/20/23	421,659
250,000	Sovcombank Via SovCom Capital DAC (USD) (b) (d)	7.75%	(j)	229,077
200,000	VEON Holdings BV (USD) (b)	7.25%	04/26/23	221,895
				872,631
	Saudi Arabia – 0.3%
200,000	Saudi Arabian Oil Co. (USD) (b)	4.25%	04/16/39	223,226
	South Africa – 1.3%
270,000	Eskom Holdings SOC Ltd. (USD) (c)	7.13%	02/11/25	251,167
250,000	Liquid Telecommunications Financing PLC (USD) (c)	8.50%	07/13/22	248,830
430,000	Sasol Financing USA LLC (USD)	6.50%	09/27/28	382,339
				882,336
	Trinidad And Tobago – 0.3%
222,000	Trinidad Generation UnLtd. (USD) (c)	5.25%	11/04/27	208,363
	Turkey – 0.4%
288,000	Turkiye Vakiflar Bankasi TAO (USD) (c)	6.00%	11/01/22	283,559
	Ukraine – 1.3%
280,000	Metinvest BV (USD) (b)	8.50%	04/23/26	275,478
13,500,000	Ukreximbank Via Biz Finance PLC (UAH) (c)	16.50%	03/02/21	510,770
93,334	Ukreximbank Via Biz Finance PLC (USD) (c)	9.63%	04/27/22	95,372
				881,620
	Zambia – 0.3%
260,000	First Quantum Minerals Ltd. (USD) (c)	7.50%	04/01/25	249,370
	Total Foreign Corporate Bonds and Notes			11,063,496
	(Cost $11,657,685)

Shares	Description	Value
COMMON STOCKS (a) – 43.9%
	Brazil – 3.3%
130,157	Banco Bradesco S.A., ADR	495,898
670	MercadoLibre, Inc. (k)	660,466
57,378	Petroleo Brasileiro S.A. (Preference Shares)	229,803
60,023	Vale S.A., ADR	618,837
28,185	WEG S.A.	266,141
		2,271,145
	China – 17.7%
8,262	58.com, Inc., ADR (k)	445,652
4,418	Autohome, Inc., ADR	333,559
101,000	China Merchants Bank Co., Ltd., Class H (l)	468,049
19,000	China Mobile Ltd. (l)	128,289
66,000	China Resources Gas Group Ltd. (l)	322,926
174,000	China Resources Land Ltd. (l)	665,062
33,593	China Tourism Group Duty Free Corp., Ltd., Class A (l)	736,594
10,216	Huazhu Group Ltd., ADR	358,071
3,284	Kweichow Moutai Co., Ltd., Class A (l)	682,313
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	China (Continued)
71,000	LONGi Green Energy Technology Co., Ltd., Class A (l)	$410,901
22,500	Meituan Dianping, Class B (c) (k) (l)	502,794
66,902	Midea Group Co., Ltd., Class A (l)	567,447
2,383	New Oriental Education & Technology Group, Inc., ADR (k)	310,338
120,000	Ping An Insurance Group Co. of China Ltd., Class H (l)	1,196,279
6,612	Prosus N.V. (k) (l)	616,484
115,600	Sands China Ltd. (l)	455,376
37,200	Shanghai International Airport Co., Ltd., Class A (l)	380,020
22,900	Shenzhou International Group Holdings Ltd. (l)	278,400
42,600	Tencent Holdings Ltd. (l)	2,729,719
20,000	Wuxi Biologics Cayman, Inc. (b) (c) (k) (l)	367,112
3,947	Yum China Holdings, Inc.	189,732
		12,145,117
	Hong Kong – 2.1%
53,200	AIA Group Ltd. (l)	497,824
112,500	Budweiser Brewing Co., APAC Ltd. (b) (c) (l)	329,336
15,035	Hong Kong Exchanges & Clearing Ltd. (l)	640,367
		1,467,527
	India – 4.8%
11,503	Hindustan Unilever Ltd. (l)	332,561
33,218	Housing Development Finance Corp., Ltd. (l)	772,389
137,060	ITC Ltd. (l)	353,901
31,541	Kotak Mahindra Bank Ltd. (l)	569,316
32,524	SBI Life Insurance Co., Ltd. (b) (c) (k) (l)	347,259
22,798	Tata Consultancy Services Ltd. (l)	627,572
5,428	UltraTech Cement Ltd. (l)	280,612
		3,283,610
	Indonesia – 1.5%
882,500	Astra International Tbk PT (l)	298,495
236,100	Bank Central Asia Tbk PT (l)	472,389
1,129,500	Bank Rakyat Indonesia Persero Tbk PT (l)	241,084
		1,011,968
	Mexico – 1.4%
7,200	Fomento Economico Mexicano, S.A.B. de C.V., ADR	446,472
4,400	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR	163,460
95,138	Grupo Financiero Banorte, S.A.B. de C.V., Class O (k)	329,193
		939,125
	Netherlands – 0.6%
1,077	ASML Holding N.V. (l)	393,979
	Philippines – 0.9%
607,900	Ayala Land, Inc. (l)	414,614
160,899	Bank of the Philippine Islands (l)	233,143
		647,757
	Russia – 2.2%
6,152	Lukoil PJSC, ADR	456,601
18,674	Novatek PJSC (l)	267,017
111,838	Sberbank of Russia PJSC (l)	319,738
8,874	Yandex N.V., Class A (k)	443,877
		1,487,233

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Africa – 1.1%
4,191	Naspers Ltd., Class N (l)	$770,224
	South Korea – 4.6%
1,226	LG Chem Ltd. (l)	505,944
60,101	Samsung Electronics Co., Ltd. (Preference Shares) (l)	2,341,193
1,033	Samsung SDI Co., Ltd. (l)	315,852
		3,162,989
	Taiwan – 3.1%
196,954	Taiwan Semiconductor Manufacturing Co., Ltd. (l)	2,103,374
	Turkey – 0.3%
18,334	BIM Birlesik Magazalar A.S. (l)	181,774
	United Kingdom – 0.3%
11,300	Mondi PLC (l)	212,056
	Total Common Stocks	30,077,878
	(Cost $24,894,005)
	Total Investments – 105.0%	72,037,431
	(Cost $68,879,265) (m)
	Outstanding Loan – (8.5)%	(5,800,000)
	Net Other Assets and Liabilities – 3.5%	2,356,566
	Net Assets – 100.0%	$68,593,997

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 6/30/2020	Sale Value as of 6/30/2020	Unrealized Appreciation/ (Depreciation)
08/19/20	BAR	IDR	12,917,271,000	USD	901,100	$ 899,180	$ 901,100	$ (1,920)
07/08/20	DB	MXN	46,000,000	USD	1,905,661	1,999,129	1,905,661	93,468
07/08/20	CIT	ZAR	21,052,000	USD	1,098,982	1,212,090	1,098,982	113,108
07/08/20	BAR	ZAR	11,841,000	USD	686,107	681,758	686,107	(4,349)
08/19/20	CIT	USD	250,001	BRL	864,000	250,001	158,507	91,494
08/19/20	DB	USD	1,190,274	BRL	7,025,000	1,190,274	1,288,786	(98,512)
08/19/20	DB	USD	1,380,111	IDR	19,558,232,000	1,380,111	1,361,462	18,649
07/08/20	BAR	USD	1,843,974	MXN	4,600,000	1,843,974	1,999,129	(155,155)
08/19/20	DB	USD	865,950	RUB	64,444,000	865,950	900,258	(34,308)
07/08/20	DB	USD	775,559	TRY	5,355,000	775,559	779,752	(4,193)
07/08/20	BAR	USD	802,782	TRY	5,881,000	802,782	856,343	(53,561)
07/08/20	DB	USD	2,288,826	ZAR	43,137,000	2,288,826	2,483,656	(194,830)
Net Unrealized Appreciation (Depreciation)								$(230,109)

Counterparty Abbreviations
BAR	Barclays Bank
CIT	Citibank, NA
DB	Deutsche Bank
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 2I – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Aberdeen Standard Investments Inc. (“ASII”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2020, securities noted as such amounted to $12,461,939 or 18.2% of net assets.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(e)	Zero coupon bond.
(f)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by ASII.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(i)	This issuer has filed for bankruptcy protection in a São Paulo state court.
(j)	Perpetual maturity.
(k)	Non-income producing security.
(l)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At June 30, 2020, securities noted as such are valued at $24,329,778 or 35.5% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(m)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $9,043,440 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,115,383. The net unrealized appreciation was $2,928,057. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 30,896,057	$ —	$ 30,896,057	$ —
Foreign Corporate Bonds and Notes*	11,063,496	—	11,063,496	—
Common Stocks:
Brazil	2,271,145	2,271,145	—	—
China	12,145,117	1,637,352	10,507,765	—
Mexico	939,125	939,125	—	—
Russia	1,487,233	900,478	586,755	—
Other Country Categories*	13,235,258	—	13,235,258	—
Total Investments	$ 72,037,431	$ 5,748,100	$ 66,289,331	$—
Forward Foreign Currency Contracts	316,719	—	316,719	—
Total	$ 72,354,150	$ 5,748,100	$ 66,606,050	$—
LIABILITIES TABLE
	Total Value at 6/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (546,828)	$ —	$ (546,828)	$ —

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
Currency Exposure Diversification	% of Total Investments†
USD	41.3%
HKD	12.0
RUB	6.7
INR	4.6
KRW	4.4
MXN	4.1
CNY	3.9
PLN	3.3
TWD	2.9
PEN	2.8
IDR	2.7
ZAR	2.4
BRL	2.3
EUR	2.1
MYR	1.6
PHP	0.9
TRY	0.7
UAH	0.7
DOP	0.6
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
BRL	Brazilian Real
CNY	Chinese Yuan Renminbi
DOP	Dominican Republic Peso
EUR	Euro
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statement of Assets and Liabilities
June 30, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $68,879,265)	$ 72,037,431
Cash	733,458
Foreign currency (Cost $88,473)	88,769
Restricted Cash	150,000
Unrealized appreciation on forward foreign currency contracts	316,719
Receivables:
Investment securities sold	925,818
Interest	871,686
Dividends	83,524
Miscellaneous	40,381
Interest reclaims	27,635
Dividend reclaims	3,771
Prepaid expenses	15,264
Total Assets	75,294,456
LIABILITIES:
Outstanding loan	5,800,000
Unrealized depreciation on forward foreign currency contracts	546,828
Payables:
Custodian fees	104,617
Investment advisory fees	61,664
Deferred foreign capital gains tax	52,568
Investment securities purchased	46,956
Audit and tax fees	33,857
Administrative fees	30,823
Transfer agent fees	7,537
Shareholder reporting fees	5,173
Trustees’ fees and expenses	4,133
Interest and fees on loan	4,090
Financial reporting fees	771
Legal fees	319
Other liabilities	1,123
Total Liabilities	6,700,459
NET ASSETS	$68,593,997
NET ASSETS consist of:
Paid-in capital	$ 69,006,856
Par value	50,273
Accumulated distributable earnings (loss)	(463,132)
NET ASSETS	$68,593,997
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$13.64
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	5,027,321
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statement of Operations
For the Six Months Ended June 30, 2020 (Unaudited)
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $30,508)	$ 1,580,796
Dividends (net of foreign withholding tax of $26,686)	219,310
Total investment income	1,800,106
EXPENSES:
Investment advisory fees	376,925
Custodian fees	116,131
Interest and fees on loan	59,965
Administrative fees	36,953
Audit and tax fees	35,817
Shareholder reporting fees	20,956
Legal fees	19,874
Transfer agent fees	15,823
Listing expense	11,196
Trustees’ fees and expenses	8,103
Financial reporting fees	4,625
Other	5,607
Total expenses	711,975
NET INVESTMENT INCOME (LOSS)	1,088,131
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,426,843)
Forward foreign currency contracts	958,566
Foreign currency transactions	(152,385)
Foreign capital gains tax	(35,703)
Net realized gain (loss)	(656,365)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,403,755)
Forward foreign currency contracts	(127,298)
Foreign currency translation	(19,906)
Deferred foreign capital gains tax	115,078
Net change in unrealized appreciation (depreciation)	(7,435,881)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,092,246)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,004,115)

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2020 (Unaudited)	Year Ended 12/31/2019
OPERATIONS:
Net investment income (loss)	$ 1,088,131	$ 3,550,305
Net realized gain (loss)	(656,365)	29,149
Net change in unrealized appreciation (depreciation)	(7,435,881)	9,949,156
Net increase (decrease) in net assets resulting from operations	(7,004,115)	13,528,610
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,530,553)	(3,406,164)
Return of capital	—	(3,676,422)
Total distributions to shareholders	(3,530,553)	(7,082,586)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares	(317,664)	(67,142)
Net increase (decrease) in net assets resulting from capital transactions	(317,664)	(67,142)
Total increase (decrease) in net assets	(10,852,332)	6,378,882
NET ASSETS:
Beginning of period	79,446,329	73,067,447
End of period	$ 68,593,997	$ 79,446,329
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	5,056,575	5,061,405
Common Shares repurchased (a)	(29,254)	(4,830)
Common Shares at end of period	5,027,321	5,056,575

(a)	On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2021. For the six-months ended June 30, 2020 and the fiscal year ended December 31, 2019, the Fund repurchased 29,254 and 4,830 Common Shares, respectively, at a weighted-average discount of 14.92% and 12.32%, respectively, from net asset value per share. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 218,986 Common Shares (for an aggregate of 253,070) or (ii) March 15, 2021.
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statement of Cash Flows
For the Six Months Ended June 30, 2020 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(7,004,115)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(17,348,281)
Sales, maturities and paydown of investments	20,311,671
Net amortization/accretion of premiums/discounts on investments	(67,588)
Net realized gain/loss on investments	1,426,843
Net change in unrealized appreciation/depreciation on investments	7,403,755
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	127,298
Net increase in restricted cash	(150,000)
Changes in assets and liabilities:
Decrease in interest receivable	125,847
Increase in interest reclaims receivable	(5,608)
Decrease in dividend reclaims receivable	775
Decrease in dividends receivable	14,649
Increase in prepaid expenses	(12,159)
Decrease in due to custodian	(42,373)
Increase in interest and fees payable on loan	701
Decrease in due to broker	(18,983)
Decrease in investment advisory fees payable	(10,247)
Decrease in audit and tax fees payable	(25,584)
Decrease in legal fees payable	(1,412)
Decrease in shareholder reporting fees payable	(4,849)
Increase in administrative fees payable	9,461
Increase in custodian fees payable	13,132
Decrease in transfer agent fees payable	(591)
Increase in Trustees’ fees and expenses payable	4,101
Decrease in deferred foreign capital gains tax	(115,078)
Decrease in other liabilities payable	(780)
Cash provided by operating activities		$4,630,585
Cash flows from financing activities:
Repurchase of Common Shares	(317,664)
Distributions to Common Shareholders from investment operations	(3,530,553)
Cash used in financing activities		(3,848,217)
Increase in cash and foreign currency (a)		782,368
Cash and foreign currency at beginning of period		39,859
Cash and foreign currency at end of period		$822,227
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$59,264

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(19,906).

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 15.71	$ 14.44	$ 17.89	$ 16.16	$ 15.34	$ 18.59
Income from investment operations:
Net investment income (loss)	0.21	0.70	0.68	0.76	0.64	0.65
Net realized and unrealized gain (loss)	(1.59)	1.97	(2.77)	2.36 (a)	1.53	(2.52)
Total from investment operations	(1.38)	2.67	(2.09)	3.12	2.17	(1.87)
Distributions paid to shareholders from:
Net investment income	(0.70)	(0.42)	(0.48)	(0.54)	(0.30)	—
Net realized gain	—	(0.25)	(0.35)	(0.50)	(0.35)	—
Return of capital	—	(0.73)	(0.57)	(0.36)	(0.75)	(1.40)
Total distributions paid to Common Shareholders	(0.70)	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Common Share repurchases	0.01	0.00 (b)	0.04	0.01	0.05	0.02
Net asset value, end of period	$13.64	$15.71	$14.44	$17.89	$16.16	$15.34
Market value, end of period	$11.81	$14.27	$12.17	$16.32	$13.90	$13.06
Total return based on net asset value (c)	(7.45)%	20.16%	(10.64)%	20.65%	15.93%	(9.16)%
Total return based on market value (c)	(11.78)%	29.51%	(17.45)%	27.96%	17.12%	(12.61)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 68,594	$ 79,446	$ 73,067	$ 92,442	$ 83,679	$ 81,145
Ratio of total expenses to average net assets	2.05% (d)	1.98%	1.90%	1.81%	1.76%	1.69%
Ratio of total expenses to average net assets excluding interest expense	1.87% (d)	1.73%	1.69%	1.67%	1.66%	1.62%
Ratio of net investment income (loss) to average net assets	3.13% (d)	4.58%	4.20%	4.30%	3.99%	3.66%
Portfolio turnover rate	24%	40%	48%	46%	53%	44%
Indebtedness:
Total loan outstanding (in 000’s)	$ 5,800	$ 5,800	$ 5,800	$ 5,800	$ 5,800	$ 5,800
Asset coverage per $1,000 of indebtedness (e)	$ 12,827	$ 14,698	$ 13,598	$ 16,938	$ 15,427	$ 14,990

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $5,000 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	Amount is less than $0.01.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
1. Organization
First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FEO” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on Aberdeen Standard Investments Inc.’s (“ASII” or the “Sub-Advisor”) or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”),

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2020, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of June 30, 2020, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
OAS Finance Ltd., 8.88%	4/18/2013	$350,000	$0.75	$350,000	$2,625	0.00%
OAS Investments GmbH, 8.25%, 10/19/19	10/15/2012	200,000	0.75	200,000	1,500	0.00
				$550,000	$4,125	0.00%
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities,

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Dividends and Distributions to Shareholders
Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2019, was as follows:
Distributions paid from:
Ordinary income	$2,141,019
Capital gains	1,265,145
Return of capital	3,676,422
As of December 31, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(61,511)
Net unrealized appreciation (depreciation)	10,153,942
Total accumulated earnings (losses)	10,092,431
Other	(20,895)
Paid-in capital	69,374,793
Total net assets	$79,446,329
G. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
gains tax” on the Statement of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired after October 1, 2004 and on or before March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by the Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. There is an anomaly in the rates of surcharge applicable to non-resident taxpayers such as regulated investment trusts. While the intention of the legislation seems to be to cap the surcharge on dividend tax to 15%, the enabling rule provides for a surcharge at a graded scale with a cap of 37%.
Considering the above, the highest effective tax rate on dividend income arising to the Fund could be 28.50% though the rate should be 23.92% if the surcharge is capped at 15%. Note that the Fund can obtain the reduced withholding tax rate of 25% under the US-India tax treaty if the Fund is considered as a tax resident of the United States and qualifies for treaty benefits.
Even if the Fund is eligible for treaty benefits, Indian companies will still be required to withhold tax at the domestic law rate, disregarding the treaty rates. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2019, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards that may be carried forward indefinitely.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2019, the Fund incurred and elected to defer capital losses of $61,511.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of June 30, 2020, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
H. Expenses
The Fund will pay all expenses directly related to its operations.
I. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At June 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 316,719	$ —	$ 316,719	$ —	$ —	$ 316,719
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (546,828)	$ —	$ (546,828)	$ —	$ —	$ (546,828)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
ASII serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
ASII, an SEC registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2020, were $17,395,238 and $20,632,656, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at June 30, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 316,719	Unrealized depreciation on forward foreign currency contracts	$ 546,828
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$958,566
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(127,298)
For the six months ended June 30, 2020, the notional values of forward foreign currency contracts opened and closed were $78,348,757 and $52,977,474, respectively.
6. Borrowings
The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Effective November 1, 2019, the credit facility was amended, whereby the expiration date was extended until October 30, 2020. The total commitment under the facility is up to $10,000,000. The borrowing rate under the revolving credit facility is equal to the 1-month LIBOR plus 80 basis points. As of

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
June 30, 2020, the Fund had one loan outstanding under the revolving credit facility totaling $5,800,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. For the six-months ended June 30, 2020, the average amount outstanding was $5,800,000. The high and low annual interest rates during the six-months ended June 30, 2020 were 2.59% and 0.97%, respectively, and the weighted average interest rate was 1.85%. The interest rate at June 30, 2020 was 0.99%. The Fund pays a commitment fee of 0.15% (or 0.25% if loan balance drops below 75% of total commitment) per year, which is included in “Interest and fees on loan” on the Statement of Operations.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 22, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust/Aberdeen Emerging Opportunity Fund as the Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 4,200,260 and the number of votes withheld was 310,783. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk, prepayment risk and valuation risk, as well as risk of default on the underlying assets. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Credit Default Swaps Risk. If the Fund is a buyer of a credit default swap and no event of default occurs on the underlying reference obligations, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.
Credit Linked Notes Risk. Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Fixed Income Securities Risk. An investment in fixed income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged.While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the

Additional Information (Continued)
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June 30, 2020 (Unaudited)
hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Government Securities Risk. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
Market Discount from NetAssetValue. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Recent developments in relations between the U.S. and China had heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on global markets and a commensurately negative impact on the Fund.
Potential Conflicts of Interest Risk. First Trust, ASII and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and ASII currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to ASII) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and ASII have a financial incentive to leverage the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities and emerging markets securities may carry more risk than that of common stock and securities of U.S. issuers. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreement (the “Sub Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Aberdeen Standard Investments Inc. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) not all peer funds employ an advisor/sub-advisor management structure; (iii) certain peer fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis; and (iv) the Fund invests predominately in foreign assets, which typically cost more to custody than domestic assets, and some of the peer funds have limited foreign allocations. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was equal to the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median for the one- and three-year periods ended December 31, 2019, performed at the Performance Universe median for the five-year period ended December 31, 2019 and outperformed the Performance Universe median for the ten-year period ended December 31, 2019. The Board also noted that the Fund outperformed the blended benchmark for the one-, five- and ten-year periods ended December 31, 2019 but underperformed the blended benchmark for the three-year period ended December 31, 2019. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2019 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub Advisor’s statements that because the Sub-Advisor intends to manage the Fund in a similar fashion to other accounts with similar strategies, it works to achieve economies of scale through relationships with brokers, administrative systems and other operational efficiencies, and that the Sub-Advisor expects shareholders of the Fund to continue to experience indirect economies of scale efficiencies. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall out benefits that may be realized by the Sub Advisor from its relationship with the Fund, and noted the Sub-Advisor’s statements that effective with the implementation in the European Union of the revised Markets in Financial Instruments Directive in January 2018, the Sub Advisor absorbs all research costs directly, and that there were no commission sharing arrangement credits generated for the Fund during 2019. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
June 30, 2020 (Unaudited)
best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (01/01/2020– 01/31/2020)	0	0	271,010	248,240
Month #2 (02/01/2020– 02/29/2020)	0	0	271,010	248,240
Month #3 (03/01/2020– 03/31/2020)	0	0	271,010	248,240
Month #4 (04/01/2020– 04/30/2020)	8,654	10.51	277,918	239,586
Month #5 (05/01/2020– 05/31/2020)	14,200	10.66	286,194	225,386
Month #6 (06/01/2020– 06/30/2020)	6,400	11.77	292,594	218,986
Total	29,254	10.86	292,594	218,986

On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2021. For the six-months ended June 30, 2020 and the fiscal year ended December 31, 2019, the Fund repurchased 29,254 and 4,830 Common Shares, respectively, at a weighted-average discount of 14.92% and 12.32%, respectively, from net asset value per share. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 218,986 Common Shares (for an aggregate of 253,070) or (ii) March 15, 2021.

Item 10. Submission of Matters to a Vote of Security Holders.

On May 28, 2020, the By-Laws of the Fund were amended and restated (the “Amended By-Laws”). The Amended By-Laws include, among other things, additional procedures to be followed by shareholders recommending nominees to the Fund’s Board of Trustees as well by the nominees themselves.  Under the Amended By-Laws, in connection with any shareholder nominating a person for election as a Trustee, such shareholder must obtain from the Secretary of the Fund a questionnaire to be completed by the nominee which must be returned and received by the Secretary at the principal executive offices of the Fund within ten (10) business days after the Secretary sends such questionnaire.  Additionally, the Amended By-Laws require that a shareholder notice of the nomination of a person for election as a Trustee must include a representation from the nominee that the nominee intends to appear in person at the shareholder meeting and, to be eligible for election as a Trustee, the shareholder nominee must be in attendance at the meeting at which such nominee is to stand for election.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Emerging Opportunity Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 1, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	September 1, 2020

* Print the name and title of each signing officer under his or her signature.